UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Fixed Income Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Global Fixed Income Fund

SEMIANNUAL REPORT June 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Fixed Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Fixed Income Fund, covering the six-month period from January 1, 2020 through June 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a positive end to 2019, investors were optimistic. Expectations for robust economic growth, accommodative policies from the U.S. Federal Reserve (the “Fed”) and healthy U.S. consumer spending helped support equity valuations in the U.S. well into January and February of 2020. However, the euphoria was short-lived, as concerns over the spread of COVID-19 began to roil markets. Early signs of market turmoil began in China and adjacent areas of the Pacific Rim, which were heavily affected by the virus early in 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. U.S. stocks began to show signs of volatility in March 2020 and posted historic losses during that month. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward in April, May and June 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. When the threat posed by COVID-19 began to emerge, a flight-to-quality ensued and rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Both actions worked to support bond valuations throughout April, May and June 2020.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

July 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through June 30, 2020, as provided by portfolio managers David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2020, BNY Mellon Global Fixed Income Fund’s Class A shares achieved a total return of 3.59%, Class C shares returned 3.20%, Class I shares returned 3.71%, and Class Y shares returned 3.75%.1 In comparison, the Bloomberg Barclays Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, produced a total return of 3.90% for the same period.2

Global bond markets posted positive returns during the period, amid high volatility caused by the COVID-19 pandemic and subsequent measures from central banks to support asset valuations. The fund underperformed the Index, due in part to positions in emerging market sovereign debt, and an underweight to developed market sovereign debt and short duration positioning.

The Fund’s Investment Approach

The fund seeks to maximize total return, while realizing a market level of income consistent with preserving principal and liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar- and non-U.S. dollar-denominated, fixed-income securities of governments and companies located in various countries, including emerging markets. The fund invests principally in bonds, notes, mortgage-related securities, asset-backed securities, floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities, and Eurodollar and Yankee dollar instruments. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund may invest up to 25% of its assets in emerging markets generally and up to 7% of its net assets in any single, emerging market country.

We focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of interest-rate forecasting. We look for fixed-income securities with the potential for credit upgrades, unique structural characteristics or innovative features. We select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, by focusing on sectors and individual securities that appear to be relatively undervalued, and by actively trading among sectors.

A Tale of Two Markets

After a strong end to 2019, investors were optimistic, the U.S. Treasury yield curve was steepening, and risk-asset spreads were narrow. However, a pivot happened in January 2020, as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity and consequent increase in corporate investment grade, high yield and emerging market bond spreads. As investors became concerned about the potential economic impact of the virus, developed market sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

to spread. U.S. Treasury rates continued to fall to historic lows. Global stay-at-home orders closed non-essential businesses and shut down wide sections of the economy, resulting in massive unemployment. Oil prices fell due to demand shock, as large numbers of commuters no longer needed gasoline to get to work. In addition, a conflict between Saudi Arabia and Russia regarding oil production exacerbated the drop in oil prices, causing the prices of energy securities to plummet. Spreads widened significantly in a short time, placing significant downward pressure on spread-product valuations. Corporate high-yield spreads widened, due to concerns over the economic slowdown and its effect on corporate balance sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults, as newly out-of-work individuals struggled to pay their mortgages and car payments.

There was a partial recovery in riskier bonds in April 2020, as massive monetary and fiscal responses were unleashed by governments and central banks. Spreads began to tighten again, as stimulus efforts, asset purchases and business reopenings began to support economies and security valuations. Spreads generally continued to tighten for the duration of the reporting period. However, large swaths of the economy remained constrained by COVID-19, such as leisure, travel and entertainment, keeping downward pressure on securities issued by companies in these industries. Oil prices remained low during the second quarter, placing additional pressure on energy security prices. Defaults picked up dramatically during the period and reached levels last seen during the financial crisis. In general, higher-quality, longer duration securities outperformed the broader market.

Allocation and Duration Decisions Constrain Fund Performance

Relative performance was constrained by a variety of factors during the six months. First, the portfolio’s allocation to emerging market sovereign debt provided a headwind to returns. Debt issued by developed countries received support via central bank asset purchase programs during the second half of the period. Emerging market debt did not receive the same intensity of support, and investors became concerned. Emerging market debt lagged the broader market for the period. Inflation-linked notes also weighed on performance. Inflation concerns eased, amid the economic slowdown caused by the spread of COVID-19, dampening returns for these securities. In addition, an underweight to developed market sovereign debt also hurt relative results. Yields on these securities generally fell during the period, as central banks worked to provide economic stimulus amid a global lockdown. Bond prices and rates move in opposite directions. Lastly, duration positioning was a drag on performance. The portfolio was short duration going into 2020 on the expectation that economic growth would accelerate, and the yield curve would steepen in the New Year.

Conversely, positive alpha was created during the period by investments in sovereign debt issued by Spain, Portugal, Greece and Cyprus. Initially, investors were concerned that the European Central Bank would not purchase the debt of these and other European periphery countries. Spreads widened severely, and we used the opportunity to increase the portfolio’s positions in these credits. In addition, the fund’s overweight allocation to investment grade corporate debt was beneficial. In the U.S., Exxon Mobil, Northrop Grumman, Danaher and PepsiCo were among the leading individual contributors. Netherlands-based financial company ING was also a top performer. After spreads widened in late March, we increased the weighting of investment grade and high yield corporate credit. The portfolio benefited from spread tightening in these asset classes over the remainder of the period.

Constructively Positioned for a Long, Slow Recovery

We believe the path to economic recovery will largely depend on the path of the pandemic. While we may have a “V”-shaped recovery, we think the right side of the “V” may be a bit longer and flatter. It is our opinion that it may take a few years for the economy to get back to pre-pandemic levels. It is encouraging, and potentially supportive of valuations, that governments and central banks seem ready and prepared to respond as needed with additional fiscal measures or monetary policy updates. We anticipate a future increase in the amount of sovereign debt issuance, which may be needed to cover the large deficits created by the stimulus measures. In addition, we think global trade will also affect the trajectory of the recovery. We believe China may serve as an example for improving global trade and controlling the spread of COVID-19, both of which will be important on a path toward economic recovery.

Given this outlook, at the end of the reporting period, we were overweight investment grade and high yield corporate bonds issued by both U.S. and European businesses. We were underweight developed market sovereign debt. In Europe, we prefer debt issued by periphery countries, as we believe the European Central Bank will continue to support their valuations through asset purchases. We were underweight emerging market debt due to their weaker financial conditions, the uncertainty of global trade, and lack of support from developed market central banks provided to other asset classes. Lastly, we were overweight securitized positions and underweight U.S. agency mortgages.

July 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet. — The Bloomberg Barclays Global Aggregate Index (Hedged) is a flagship measure of global, investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized, fixed-rate bonds from both developed and emerging market issuers. Currency exposure is hedged to the U.S. dollar. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Fixed Income Fund from January 1, 2020 to June 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.00	$7.83	$2.68	$2.28
Ending value (after expenses)	$1,035.90	$1,032.00	$1,037.10	$1,037.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.97	$7.77	$2.66	$2.26
Ending value (after expenses)	$1,020.94	$1,017.16	$1,022.23	$1,022.63

†  Expenses are equal to the fund’s annualized expense ratio of .79% for Class A, 1.55% for Class C, .53% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2020 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5%
Australia - .7%
Driver Australia Four Trust, Ser. 4, Cl. A, 1 Month BBSW +.95%	AUD	1.04	8/21/2025	291,142	[b]	200,861
Driver Australia Six Trust, Ser. 6, Cl. A, 1 Month BBSW +.90%	AUD	0.99	12/21/2027	9,012,598	[b]	6,189,191
Queensland Treasury, Govt. Gtd. Bonds	AUD	1.75	7/20/2034	22,335,000	[c]	15,275,774
					21,665,826
Brazil - .4%
Brazil, Sr. Unscd. Notes		3.88	6/12/2030	12,150,000		11,737,507
British Virgin - .4%
Sinopec Group Overseas Development, Gtd. Notes		2.50	8/8/2024	12,840,000	[c]	13,336,421
Canada - 1.8%
Canadian Pacer Auto Receivables Trust, Ser. 2017-1A, Cl. A4		2.29	1/19/2022	5,222,961	[c]	5,237,792
CNH Capital Canada Receivables Trust, Ser. 2017-1A, Cl. A2	CAD	1.71	5/15/2023	2,782,169	[c]	2,058,633
Enbridge, Gtd. Notes		4.00	11/15/2049	7,900,000	[d]	8,387,139
Ford Auto Securitization Trust, Ser. 2017-R5A, Cl. A3	CAD	2.38	3/15/2023	4,550,000	[c]	3,371,746
Ford Auto Securitization Trust, Ser. 2018-AA, Cl. A3	CAD	2.71	9/15/2023	8,175,000	[c]	6,078,561
Ford Auto Securitization Trust, Ser. 2018-BA, Cl. A3	CAD	2.84	1/15/2024	10,425,000	[c]	7,764,997
Golden Credit Card Trust, Ser. 2018-4A, Cl. A		3.44	10/15/2025	8,500,000	[c]	9,150,638
MBarc Credit Canada, Ser. 2019-AA, Cl. A3	CAD	2.72	10/16/2023	8,405,000	[c]	6,251,931
Nutrien, Sr. Unscd. Notes		1.90	5/13/2023	2,300,000		2,375,151
Teck Resources, Sr. Unscd. Notes		6.25	7/15/2041	940,000		1,028,384
					51,704,972
Cayman Islands - 3.0%
Allegro III CLO, Ser. 2015-1A, Cl. AR, 3 Month LIBOR +.84%		1.83	7/25/2027	5,537,496	[b,c]	5,503,874
Ballyrock CLO, Ser. 2020-1A, Cl. A1, 3 Month LIBOR +1.70%		1.99	7/20/2030	6,100,000	[b,c]	6,101,525
Barings CLO, Ser. 2013-IA, Cl. AR, 3 Month LIBOR +.80%		1.94	1/20/2028	5,228,742	[b,c]	5,181,512
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	2,045,000		2,320,764
CK Hutchison Finance 16 II, Gtd. Bonds	EUR	0.88	10/3/2024	5,185,000		5,822,155

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
Cayman Islands - 3.0% (continued)
Dryden Senior Loan Fund CLO, Ser. 2015-41A, Cl. AR, 3 Month LIBOR +.97%		2.19	4/15/2031	6,975,000	[b,c]	6,784,804
Dryden XXVI Senior Loan Fund CLO, Ser. 2013-26A, Cl. AR, 3 Month LIBOR +.90%		2.12	4/15/2029	8,000,000	[b,c]	7,861,994
Madison Park Funding XXX CLO, Ser. 2018-30A, Cl. A, 3 Month LIBOR +.75%		1.97	4/15/2029	7,825,000	[b,c]	7,643,468
Magnetite XVII CLO, Ser. 2016-17A, Cl. AR, 3 Month LIBOR +1.10%		2.24	7/20/2031	8,025,000	[b,c]	7,837,797
Milos CLO, Ser. 2017-1A, Cl. AR, 3 Month LIBOR +1.07%		2.21	10/20/2030	7,150,000	[b,c]	6,991,374
Sands China, Sr. Unscd. Notes		4.38	6/18/2030	6,505,000	[c]	6,799,807
Taconic Park CLO, Ser. 2016-1A, Cl. A1R, 3 Month LIBOR +1.00%		2.14	1/20/2029	7,150,000	[b,c]	7,015,799
Tencent Holdings, Sr. Unscd. Notes		2.39	6/3/2030	7,250,000	[c]	7,266,840
Voya CLO, Ser. 2019-1A, Cl. AR, 3 Month LIBOR +1.06%		2.28	4/15/2031	4,025,000	[b,c]	3,910,731
					87,042,444
Chile - .1%
VTR Comunicaciones, Sr. Scd. Notes		5.13	1/15/2028	2,950,000	[c]	3,025,225
China - 1.8%
China, Bonds, Ser. 1827	CNY	3.25	11/22/2028	191,700,000		27,754,554
China Development Bank, Unscd. Bonds, Ser. 1905	CNY	3.48	1/8/2029	178,000,000		25,268,538
					53,023,092
Croatia - .3%
Croatia, Sr. Unscd. Bonds	EUR	2.75	1/27/2030	6,050,000	[d]	7,657,901
Cyprus - .9%
Cyprus, Sr. Unscd. Notes	EUR	1.25	1/21/2040	4,345,000		4,774,632
Cyprus, Sr. Unscd. Notes	EUR	2.75	5/3/2049	14,845,000		20,644,171
					25,418,803
France - 2.1%
BNP Paribas, Sr. Unscd. Notes	EUR	1.13	10/10/2023	6,915,000		7,927,164
Credit Agricole, Sub. Notes		3.25	1/14/2030	7,250,000		7,788,647
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	6,700,000		8,611,177
Engie, Jr. Sub. Bonds	EUR	1.38	1/16/2023	7,300,000		7,997,249
Orange, Sr. Unscd. Notes	EUR	0.00	9/4/2026	12,100,000		13,268,031
Total Capital International, Gtd. Notes		3.39	6/29/2060	15,075,000		15,566,534
					61,158,802
Germany - .3%
Allianz, Jr. Sub. Bonds	EUR	3.38	9/18/2024	3,100,000		3,699,146

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
Germany - .3% (continued)
Allianz, Sub. Notes	EUR	5.63	10/17/2042	4,300,000		5,320,324
					9,019,470
Greece - 1.0%
Hellenic Republic, Bonds	EUR	1.50	6/18/2030	8,650,000	[c]	9,991,177
Hellenic Republic, Sr. Unscd. Notes	EUR	2.00	4/22/2027	15,750,000	[c]	18,957,318
					28,948,495
Hungary - .3%
Hungary, Sr. Unscd. Notes		7.63	3/29/2041	4,775,000		8,026,928
Indonesia - .5%
Indonesia, Sr. Unscd. Notes	EUR	1.40	10/30/2031	3,870,000		4,126,574
Indonesia, Sr. Unscd. Notes	EUR	3.75	6/14/2028	3,130,000		4,024,038
Perusahaan Listrik Negara, Sr. Unscd. Notes	EUR	1.88	11/5/2031	5,100,000		5,308,706
					13,459,318
Ireland - .4%
AerCap Global Aviation Trust, Gtd. Notes		2.88	8/14/2024	3,105,000		2,916,887
AerCap Global Aviation Trust, Gtd. Notes		4.45	10/1/2025	2,900,000		2,785,697
AerCap Global Aviation Trust, Gtd. Notes		6.50	7/15/2025	4,000,000		4,194,951
Ireland, Bonds	EUR	2.00	2/18/2045	2,150,000		3,269,100
					13,166,635
Israel - .3%
Israel, Sr. Unscd. Bonds		2.75	7/3/2030	8,425,000		9,311,647
Italy - 1.4%
Italy, Sr. Unscd. Notes		2.88	10/17/2029	15,400,000		15,439,503
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	4.00	2/1/2037	18,300,000	[c]	27,016,440
					42,455,943
Japan - 6.8%
Japan, Bonds, Ser. 19	JPY	0.10	9/10/2024	2,914,775,500	[e]	26,922,025
Japan, Bonds, Ser. 20	JPY	0.10	3/10/2025	6,287,805,900	[e]	57,931,089
Japan, Bonds, Ser. 22	JPY	0.10	3/10/2027	3,228,409,496	[e]	29,774,023
Japan, Bonds, Ser. 23	JPY	0.10	3/10/2028	3,594,691,000	[e]	33,185,348
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A4		3.30	5/10/2024	3,116,353	[c]	3,153,100
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3		2.45	12/10/2021	711,093	[c]	712,498
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4		2.76	12/10/2024	8,430,000	[c]	8,539,777
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	7,750,000	[c]	7,984,071

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
Japan - 6.8% (continued)
OSCAR US Funding X, Ser. 2019-1A, Cl. A4		3.27	5/11/2026	6,750,000	[c]	7,019,487
OSCAR US Funding XI, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	9,520,000	[c]	9,749,270
Takeda Pharmaceutical, Sr. Unscd. Bonds	EUR	3.00	11/21/2030	4,000,000		5,281,684
Takeda Pharmaceutical, Sr. Unscd. Notes	EUR	2.00	7/9/2040	8,150,000		9,092,429
					199,344,801
Kazakhstan - .1%
Development Bank of Kazakhstan, Sr. Unscd. Notes		4.13	12/10/2022	2,025,000		2,110,536
Luxembourg - 1.0%
CK Hutchison Group Telecom Finance, Gtd. Notes	EUR	1.13	10/17/2028	8,670,000	[d]	9,622,044
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	6,120,000		6,771,204
DH Europe Finance II, Gtd. Notes		2.60	11/15/2029	6,525,000		6,956,495
Gazprom OAO Via Gaz Capital, Sr. Unscd. Bonds	EUR	2.50	3/21/2026	4,150,000		4,795,062
Medtronic Global Holdings, Gtd. Notes	EUR	1.63	3/7/2031	2,000,000	[d]	2,453,344
					30,598,149
Malaysia - .9%
Malaysia, Bonds, Ser. 219	MYR	3.89	8/15/2029	37,430,000		9,427,578
Petronas Capital, Gtd. Notes		4.55	4/21/2050	12,350,000	[c]	15,721,904
					25,149,482
Mexico - .5%
Banco Santander Mexico, Sr. Unscd. Notes		5.38	4/17/2025	4,750,000	[c]	5,207,306
Infraestructura Energetica Nova, Sr. Unscd. Notes		4.88	1/14/2048	3,950,000		3,759,590
Petroleos Mexicanos, Gtd. Notes	EUR	5.13	3/15/2023	4,560,000		5,042,060
					14,008,956
Netherlands - 2.6%
ABN AMRO Bank, Sub. Notes	EUR	2.88	1/18/2028	3,700,000		4,319,279
ABN AMRO Bank, Sub. Notes		4.75	7/28/2025	5,100,000	[c]	5,639,570
Cooperatieve Rabobank, Sub. Bonds	EUR	2.50	5/26/2026	6,180,000		7,022,869
EDP Finance, Sr. Unscd. Notes	EUR	0.38	9/16/2026	5,815,000	[d]	6,442,923
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	7,275,000		8,084,666
Iberdrola International, Gtd. Notes	EUR	1.13	1/27/2023	1,400,000		1,613,317
Iberdrola International, Gtd. Notes	EUR	2.63	3/26/2024	5,600,000		6,491,126
ING Groep, Sub. Bonds	EUR	2.00	3/22/2030	4,600,000	[d]	5,291,401
ING Groep, Sub. Notes	EUR	3.00	4/11/2028	5,200,000		6,136,127

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
Netherlands - 2.6% (continued)
Mamoura Diversified Global Holding, Gtd. Notes		2.50	11/7/2024	3,550,000		3,665,780
VEON Holdings, Sr. Unscd. Notes		3.95	6/16/2021	8,050,000		8,178,518
Volkswagen International Finance, Gtd. Bonds, Ser. 10Y	EUR	1.88	3/30/2027	6,800,000		7,843,408
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,492,310
WPC Eurobond, Gtd. Notes	EUR	1.35	4/15/2028	2,200,000		2,439,135
WPC Eurobond, Gtd. Notes	EUR	2.13	4/15/2027	685,000		798,998
					77,459,427
Norway - .3%
Equinor, Gtd. Notes		3.25	11/18/2049	7,350,000		7,823,135
Yara International, Sr. Unscd. Notes		3.15	6/4/2030	2,150,000	[c]	2,239,796
					10,062,931
Panama - .3%
Panama, Sr. Unscd. Notes		4.50	4/1/2056	6,155,000		7,576,867
Peru - .2%
Peruvian, Sr. Unscd. Bonds		2.78	1/23/2031	4,450,000		4,754,825
Philippines - .7%
Philippine, Sr. Unscd. Bonds		3.70	2/2/2042	6,050,000		6,944,050
Philippine, Sr. Unscd. Notes	EUR	0.13	2/3/2023	8,600,000		9,506,733
Philippine, Sr. Unscd. Notes	EUR	0.88	5/17/2027	3,000,000		3,317,105
					19,767,888
Portugal - 1.2%
Portugal, Sr. Unscd. Bonds	EUR	3.88	2/15/2030	24,000,000	[c]	35,705,270
Qatar - .3%
Qatar, Sr. Unscd. Notes		3.75	4/16/2030	8,025,000	[c]	9,157,945
Romania - .3%
Romania, Bonds	EUR	3.62	5/26/2030	3,950,000	[c,d]	4,799,863
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	2,670,000	[c]	2,987,302
					7,787,165
Serbia - .3%
Serbia, Sr. Unscd. Notes	EUR	3.13	5/15/2027	7,215,000	[c,d]	8,501,628
Singapore - .7%
Singapore, Bonds	SGD	2.63	5/1/2028	9,000,000		7,345,480
Temasek Financial I, Gtd. Notes	EUR	1.25	11/20/2049	11,125,000		13,473,155
					20,818,635
South Korea - .6%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		10,204,898
Korea, Bonds, Ser. 4903	KRW	2.00	3/10/2049	8,000,000,000		7,259,940
					17,464,838
Spain - 3.5%
Banco Santander, Covered Notes	EUR	0.88	5/9/2031	6,800,000	[d]	8,432,551
Spain, Bonds	EUR	0.60	10/31/2029	59,100,000	[c]	67,950,857

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		| Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
Spain - 3.5% (continued)
Spain, Sr. Unscd. Bonds	EUR	1.25	10/31/2030	9,375,000	[c]	11,364,420
Spain, Sr. Unscd. Bonds	EUR	2.90	10/31/2046	6,370,000	[c]	9,926,565
Telefonica Emisiones, Gtd. Notes	EUR	1.53	1/17/2025	5,300,000		6,253,166
					103,927,559
Supranational - .8%
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	7,720,000		8,073,962
Corp. Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	8,250,000		8,477,411
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	7,500,000		8,000,775
					24,552,148
Switzerland - .2%
Credit Suisse Group, Sr. Unscd. Notes		4.28	1/9/2028	5,725,000	[c]	6,414,678
Thailand - 1.1%
Thailand, Bonds	THB	2.88	12/17/2028	435,700,000		16,019,815
Thailand, Sr. Unscd. Bonds	THB	2.13	12/17/2026	492,750,000		17,090,619
					33,110,434
Ukraine - .5%
Ukraine, Sr. Unscd. Notes		1.16	5/31/2040	4,100,000		3,806,760
Ukraine, Sr. Unscd. Notes		7.75	9/1/2022	4,250,000		4,439,142
Ukraine, Sr. Unscd. Notes		7.75	9/1/2020	6,150,000		6,177,613
					14,423,515
United Arab Emirates - .2%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds		4.60	11/2/2047	4,650,000	[c]	5,516,644
United Kingdom - 3.9%
Anglo American Capital, Gtd. Notes	EUR	1.63	3/11/2026	2,760,000		3,084,300
Anglo American Capital, Gtd. Notes	EUR	1.63	9/18/2025	1,950,000	[d]	2,200,979
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	2,675,000		2,726,467
Barclays, Sr. Unscd. Notes		4.97	5/16/2029	8,125,000		9,524,094
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	6,900,000		8,043,329
BP Capital Markets, Gtd. Bonds		4.38	6/22/2025	20,100,000		20,451,750
HSBC Holdings, Sr. Unscd. Notes		4.95	3/31/2030	11,200,000		13,435,352
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%		1.13	12/22/2069	5,320,000	[b,c]	5,325,139
Lanark Master Issuer, Ser. 2020-1A, Cl. 1A		2.28	12/22/2069	5,600,000	[c]	5,718,026
Lloyds Banking Group, Sr. Unscd. Notes		3.75	1/11/2027	6,305,000		6,988,554
Penarth Master Issuer, Ser. 2018-2A, Cl. A1, 1 Month LIBOR +.45%		0.64	9/18/2022	7,800,000	[b,c]	7,796,743

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United Kingdom - 3.9% (continued)
Permanent Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.55%		1.77	7/15/2058	7,420,000	[b,c]	7,424,148
Royal Bank of Scotland Group, Sub. Bonds		6.13	12/15/2022	2,920,000		3,188,633
Silverstone Master Issuer, Ser. 2019-1A, Cl. 2A, 3 Month SONIO +.75%	GBP	1.24	1/21/2070	5,840,000	[b,c]	7,296,854
Silverstone Master Issuer, Ser. 2020-1A, Cl. 1A, 3 Month SONIO +.47%	GBP	0.91	1/21/2070	6,550,000	[b,c]	8,128,166
Vodafone Group, Jr. Sub. Bonds	EUR	3.10	1/3/2079	4,100,000		4,623,624
					115,956,158
United States - 52.7%
Abbott Laboratories, Sr. Unscd. Notes		3.75	11/30/2026	1,616,000		1,881,749
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/2024	1,230,000		1,425,906
AbbVie, Sr. Unscd. Notes		2.95	11/21/2026	2,115,000	[c]	2,316,251
AbbVie, Sr. Unscd. Notes		4.25	11/21/2049	2,600,000	[c]	3,130,491
AEP Transmission, Sr. Unscd. Notes		3.10	12/1/2026	3,680,000		4,123,677
Air Products & Chemicals, Sr. Unscd. Notes		1.50	10/15/2025	1,425,000		1,474,690
Air Products & Chemicals, Sr. Unscd. Notes		1.85	5/15/2027	1,575,000		1,651,549
Ally Financial, Sub. Notes		5.75	11/20/2025	7,000,000		7,486,767
Amazon.com, Sr. Unscd. Notes		3.15	8/22/2027	11,875,000		13,596,796
American Electric Power, Sr. Unscd. Notes		3.25	3/1/2050	4,800,000		4,964,516
American Express, Sr. Unscd. Notes		2.50	7/30/2024	7,700,000		8,162,917
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	4,067,821	[c]	4,367,211
American International Group, Sr. Unscd. Notes		4.20	4/1/2028	2,790,000		3,178,450
American International Group, Sr. Unscd. Notes		4.38	6/30/2050	13,475,000		15,507,170
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	8,725,000		8,623,704
Amgen, Sr. Unscd. Notes		2.30	2/25/2031	12,750,000		13,370,171
Anheuser-Busch InBev Worldwide, Gtd. Notes		3.50	6/1/2030	17,300,000	[d]	19,488,419
Anheuser-Busch InBev Worldwide, Gtd. Notes		4.00	4/13/2028	3,810,000		4,399,213
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	4,725,000		5,122,049
AT&T, Sr. Unscd. Notes	EUR	1.80	9/14/2039	3,680,000		3,888,706
AT&T, Sr. Unscd. Notes	EUR	2.05	5/19/2032	3,850,000		4,510,376
AT&T, Sr. Unscd. Notes	EUR	2.35	9/5/2029	300,000		368,007
Bank, Ser. 2018-BN13, Cl. A5		4.22	8/15/2061	3,300,000		3,907,361

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 52.7% (continued)
Bank, Ser. 2019-BN19, Cl. A2		2.93	8/15/2061	7,850,000		8,679,057
Bank, Ser. 2019-BN24, Cl. AS		3.28	11/15/2062	7,400,000		8,162,955
Bank of America, Sr. Unscd. Notes		3.37	1/23/2026	3,375,000		3,688,504
Bank of America, Sr. Unscd. Notes		3.97	3/5/2029	5,895,000		6,761,516
Bank of America, Sr. Unscd. Notes		4.08	3/20/2051	21,950,000		27,516,827
BBCMS Mortgage Trust, Ser. 2019-BWAY, Cl. A, 1 Month LIBOR +.96%		1.14	11/25/2034	6,400,000	[b,c]	6,196,636
BBCMS Mortgage Trust, Ser. 2020-C7, Cl. AS		2.44	4/15/2053	7,400,000		7,708,687
BBCMS Trust, Ser. 2013-TYSN, Cl. A2		3.76	9/5/2032	1,245,000	[c]	1,245,684
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PW10, Cl. AJ		5.78	12/11/2040	86,219		86,119
Benchmark Mortgage Trust, Ser. 2019-B15, Cl. A5		2.93	12/15/2072	8,075,000		8,958,977
Benchmark Mortgage Trust, Ser. 2020-B16, Cl. AM		2.94	2/15/2053	8,050,000		8,515,636
Berkshire Hathaway, Sr. Unscd. Notes	EUR	0.09	3/12/2025	7,285,000		8,111,199
Broadcom, Gtd. Notes		5.00	4/15/2030	15,500,000	[c]	17,845,761
BX Commercial Mortgage Trust, Ser. 2020-BXLP, Cl. A, 1 Month LIBOR +.80%		0.98	12/15/2036	9,880,000	[b,c]	9,828,296
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		1.25	12/15/2037	8,350,000	[b,c]	8,271,850
Cameron LNG, Sr. Scd. Notes		2.90	7/15/2031	8,575,000	[c]	9,191,261
CarMax Auto Owner Trust, Ser. 2018-1, Cl. D		3.37	7/15/2024	1,360,000		1,372,782
CarMax Auto Owner Trust, Ser. 2019-3, Cl. B		2.50	4/15/2025	3,445,000		3,527,229
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	3,065,000		3,128,549
Carrier Global, Sr. Unscd. Notes		2.49	2/15/2027	6,020,000	[c]	6,140,620
Carrier Global, Sr. Unscd. Notes		2.72	2/15/2030	2,035,000	[c]	2,043,967
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	4,105,000	[c]	4,204,156
CCO Holdings, Sr. Unscd. Notes		5.88	4/1/2024	1,710,000	[c]	1,765,148
CCUBS Commercial Mortgage Trust, Ser. 2017-C1, Cl. A4		3.54	11/15/2050	7,326,000		8,240,584
Centene, Sr. Unscd. Notes		3.38	2/15/2030	1,625,000		1,643,322
CenturyLink, Sr. Scd. Notes		4.00	2/15/2027	900,000	[c]	873,194
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, 1 Month LIBOR +.95%		1.13	11/15/2036	5,750,000	[b,c]	5,757,957

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 52.7% (continued)
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. A, 1 Month LIBOR +1.12%		1.30	6/15/2034	8,961,330	[b,c]	8,455,978
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		1.68	6/15/2034	3,385,392	[b,c]	3,146,212
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		3.70	11/15/2029	9,515,000	[c]	9,761,283
Cheniere Energy Partners, Gtd. Notes		4.50	10/1/2029	5,150,000	[c]	5,037,061
Cheniere Energy Partners, Sr. Scd. Notes		5.25	10/1/2025	3,935,000		3,925,950
Cigna, Sr. Unscd. Notes		3.40	3/15/2050	8,525,000	[d]	9,227,369
Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Cl. B		4.35	10/10/2047	3,925,000		4,067,624
Citizens Bank, Sr. Unscd. Notes		2.25	4/28/2025	14,075,000		14,953,150
CNH Equipment Trust, Ser. 2020-A, Cl. A4		1.51	4/15/2027	3,600,000		3,665,945
Comcast, Gtd. Notes	EUR	0.75	2/20/2032	5,050,000		5,534,296
Comcast, Gtd. Notes		2.65	2/1/2030	5,575,000		6,066,730
Comcast, Gtd. Notes		3.75	4/1/2040	5,775,000		6,817,033
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A3		3.78	4/10/2047	8,988,662		9,723,673
Conagra Brands, Sr. Unscd. Notes		3.80	10/22/2021	3,200,000		3,327,132
Concho Resources, Gtd. Notes		3.75	10/1/2027	3,750,000		4,000,920
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 20B		3.95	4/1/2050	17,240,000		20,610,027
Constellation Brands, Sr. Unscd. Notes		2.88	5/1/2030	1,950,000		2,070,872
Constellation Brands, Sr. Unscd. Notes		3.75	5/1/2050	575,000		627,944
Consumer Loan Underlying Bond CLUB Credit Trust, Ser. 2019-P2, Cl. A		2.47	10/15/2026	2,720,497	[c]	2,726,327
Crown Americas, Gtd. Notes		4.75	2/1/2026	6,850,000		7,004,741
Crown Castle International, Sr. Unscd. Notes		3.15	7/15/2023	3,150,000		3,363,923
Crown Castle International, Sr. Unscd. Notes		3.30	7/1/2030	5,925,000		6,482,542
CVS Health, Sr. Unscd. Notes		3.75	4/1/2030	7,150,000		8,238,410
CVS Health, Sr. Unscd. Notes		4.25	4/1/2050	4,975,000		6,010,865
CVS Health, Sr. Unscd. Notes		4.30	3/25/2028	7,170,000		8,387,846
CVS Health, Sr. Unscd. Notes		5.05	3/25/2048	2,540,000		3,309,358
CyrusOne, Gtd. Notes	EUR	1.45	1/22/2027	2,575,000		2,789,312
CyrusOne, Gtd. Notes		2.90	11/15/2024	1,280,000		1,346,352

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 52.7% (continued)
CyrusOne, Gtd. Notes		3.45	11/15/2029	3,400,000		3,544,959
Danaher, Sr. Unscd. Notes	EUR	2.50	3/30/2030	2,025,000		2,610,849
Dell Equipment Finance Trust, Ser. 2018-1, Cl. B		3.34	6/22/2023	2,090,000	[c]	2,128,642
Dell Equipment Finance Trust, Ser. 2018-2, Cl. C		3.72	10/22/2023	4,200,000	[c]	4,274,003
Dell Equipment Finance Trust, Ser. 2020-1, Cl. A3		2.24	2/22/2023	7,725,000	[c]	7,916,517
Dell International, Sr. Scd. Notes		6.02	6/15/2026	4,650,000	[c]	5,335,025
Diamondback Energy, Gtd. Notes		2.88	12/1/2024	7,000,000		7,018,660
Diamondback Energy, Gtd. Notes		5.38	5/31/2025	3,325,000		3,424,959
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000		6,984,969
Dollar General, Sr. Unscd. Notes		3.50	4/3/2030	11,275,000		12,655,402
Dollar Tree, Sr. Unscd. Notes		4.20	5/15/2028	2,050,000		2,387,173
Drive Auto Receivables Trust, Ser. 2016-CA, Cl. D		4.18	3/15/2024	5,403,884	[c]	5,480,382
Drive Auto Receivables Trust, Ser. 2019-4, Cl. B		2.23	1/16/2024	4,390,000		4,448,750
DT Auto Owner Trust, Ser. 2019-4A, Cl. B		2.36	1/16/2024	4,950,000	[c]	5,019,355
DT Auto Owner Trust, Ser. 2020-1A, Cl. B		2.16	5/15/2024	6,215,000	[c]	6,270,065
Duke Energy, Sr. Unscd. Notes		2.65	9/1/2026	2,800,000		3,038,198
Duke Energy Indiana, First Mortgage Bonds		2.75	4/1/2050	4,540,000		4,590,247
Edison International, Sr. Unscd. Notes		4.13	3/15/2028	2,745,000		2,904,638
Elanco Animal Health, Sr. Unscd. Notes		5.65	8/28/2028	4,325,000		4,814,482
Energy Transfer Operating, Gtd. Notes		4.20	4/15/2027	2,050,000		2,147,870
Energy Transfer Operating, Gtd. Notes		4.50	4/15/2024	2,000,000		2,170,819
Energy Transfer Operating, Gtd. Notes		5.25	4/15/2029	2,700,000		2,948,480
Energy Transfer Operating, Jr. Sub. Debs., Ser. A		6.25	2/15/2023	3,080,000		2,369,275
Energy Transfer Operating, Jr. Sub. Debs., Ser. F		6.75	5/15/2025	2,275,000		1,914,959
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2		2.13	5/22/2023	900,775	[c]	903,340
Enterprise Fleet Financing, Ser. 2019-3, Cl. A3		2.19	5/20/2025	7,200,000	[c]	7,356,984
Enterprise Products Operating, Gtd. Notes		2.80	1/31/2030	6,325,000		6,645,607
EQT, Sr. Unscd. Notes		3.00	10/1/2022	9,165,000	[d]	8,552,091

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 52.7% (continued)
Exeter Automobile Receivables Trust, Ser. 2019-3A, Cl. B	2.58	8/15/2023	7,600,000	[c]	7,688,739
Exxon Mobil, Sr. Unscd. Notes	4.23	3/19/2040	6,635,000		8,046,296
Exxon Mobil, Sr. Unscd. Notes	4.33	3/19/2050	9,675,000		12,175,565
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K087, Cl. A2	3.77	12/25/2028	2,400,000	[f]	2,894,947
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K088, Cl. A2	3.69	1/25/2029	7,800,000	[f]	9,365,009
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K104, Cl. A2	2.25	1/25/2030	7,800,000	[f]	8,634,144
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K159, Cl. A2	3.95	11/25/2030	5,140,000	[f]	6,276,071
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2	3.37	7/25/2025	6,365,000	[f]	6,930,842
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KF75, Cl. AS, 1 Month SOFRRATE +.55%	0.57	12/25/2029	7,900,000	[b,f]	8,031,919
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, 1 Month LIBOR +.45%	0.63	8/25/2025	4,000,000	[b,f]	4,028,409
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T	4.50	6/25/2057	4,945,457	[f]	5,557,934
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D	4.00	3/25/2058	6,577,708	[f]	7,240,223
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. MA	3.50	7/25/2058	9,355,287	[f]	10,186,716
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D	4.00	10/25/2058	4,667,815	[f]	5,186,862
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1	3.50	11/25/2028	8,781,424	[f]	9,586,167

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 52.7% (continued)
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-1, Cl. A2		3.50	5/25/2029	5,000,000	[f]	5,575,761
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C		2.75	9/25/2029	7,839,188	[f]	8,282,263
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C		2.75	11/25/2029	6,425,000	[f]	6,856,191
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A		2.90	6/25/2027	7,678,576	[f]	8,488,525
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	4,280,000		4,976,034
First Republic Bank, Sr. Unscd. Notes		1.91	2/12/2024	2,725,000		2,791,935
FirstEnergy, Sr. Unscd. Notes		2.05	3/1/2025	1,500,000		1,550,799
FirstEnergy, Sr. Unscd. Notes		2.65	3/1/2030	6,725,000		7,032,332
Ford Credit Auto Owner Trust, Ser. 2020-A, Cl. A4		1.35	7/15/2025	6,000,000		6,128,154
General Electric, Jr. Sub. Debs., Ser. D		5.00	1/21/2021	8,550,000		6,725,818
Genesis Energy, Gtd. Notes		7.75	2/1/2028	4,537,000		4,042,195
GM Financial Automobile Leasing Trust, Ser. 2018-2, Cl. C		3.50	4/20/2022	5,710,000		5,763,816
GM Financial Automobile Leasing Trust, Ser. 2018-3, Cl. B		3.48	7/20/2022	4,715,000		4,787,088
GM Financial Automobile Leasing Trust, Ser. 2018-3, Cl. C		3.70	7/20/2022	7,960,000		8,078,306
Government National Mortgage Association, Ser. 2013-H26, Cl. HA		3.50	9/20/2063	1,863,429		1,887,747
GS Mortgage Securities Trust, Ser. 2016-GS2, Cl. A2		2.64	5/10/2049	4,200,000		4,226,904
HCA, Gtd. Notes		3.50	9/1/2030	2,960,000		2,853,909
HCA, Gtd. Notes		5.88	2/1/2029	1,625,000		1,841,604
Healthcare Trust of America Holdings, Gtd. Notes		3.10	2/15/2030	3,485,000		3,520,998
Healthcare Trust of America Holdings, Gtd. Notes		3.50	8/1/2026	3,055,000		3,304,957
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%		1.18	11/15/2036	7,036,205	[b,c]	6,674,443
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A, 1 Month LIBOR +.70%		0.88	1/15/2033	3,750,000	[b,c]	3,518,500

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 52.7% (continued)
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. B, 1 Month LIBOR +1.05%		1.23	1/15/2033	2,750,000	[b,c]	2,567,661
Invitation Homes Trust, Ser. 2018-SFR3, Cl. A, 1 Month LIBOR +1.00%		1.19	7/17/2037	6,500,599	[b,c]	6,473,407
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-C16, Cl. A3		3.88	12/15/2046	4,000,000		4,287,159
JPMorgan Chase & Co., Sr. Unscd. Notes		4.49	3/24/2031	17,300,000		21,177,343
JPMorgan Chase & Co., Sub. Notes		2.96	5/13/2031	5,600,000		5,967,708
KeyCorp, Sr. Unscd. Notes		2.25	4/6/2027	8,320,000		8,709,591
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS, 3 Month LIBOR +.90%		1.26	11/25/2036	2,600	[b]	2,592
Kinder Morgan, Gtd. Notes		4.30	6/1/2025	1,950,000		2,175,275
Kraft Heinz Foods, Gtd. Notes		3.88	5/15/2027	1,830,000	[c]	1,914,801
Kraft Heinz Foods, Gtd. Notes		4.25	3/1/2031	1,530,000	[c]	1,625,281
Kraft Heinz Foods, Gtd. Notes		4.63	1/30/2029	2,920,000		3,149,324
Kraft Heinz Foods, Gtd. Notes		4.88	10/1/2049	1,445,000	[c]	1,473,204
Lamar Media, Gtd. Notes		3.75	2/15/2028	6,390,000	[c]	6,044,461
Lennar, Gtd. Notes		4.75	11/29/2027	5,275,000		5,734,980
Level 3 Financing, Gtd. Notes		4.25	7/1/2028	6,810,000	[c]	6,835,061
Marriott International, Sr. Unscd. Notes, Ser. EE		5.75	5/1/2025	4,375,000		4,772,943
Marsh & McLennan, Sr. Unscd. Bonds	EUR	1.98	3/21/2030	6,970,000	[d]	8,647,186
Mastercard, Sr. Unscd. Notes		3.30	3/26/2027	1,775,000		2,013,012
Mastercard, Sr. Unscd. Notes		3.35	3/26/2030	5,665,000		6,566,977
Mastercard, Sr. Unscd. Notes		3.85	3/26/2050	8,850,000		11,093,151
McDonald's, Sr. Unscd. Notes		3.60	7/1/2030	1,800,000		2,074,619
McDonald's, Sr. Unscd. Notes		4.20	4/1/2050	5,725,000	[d]	6,965,766
Metlife, Sr. Unscd. Notes		4.55	3/23/2030	13,275,000		16,495,565
Metropolitan Life Global Funding I, Sr. Scd. Notes		3.00	9/19/2027	5,475,000	[c]	5,989,185
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	3,070,000		3,151,555
Microsoft, Sr. Unscd. Notes		2.53	6/1/2050	4,630,000		4,815,764
Molina Healthcare, Sr. Unscd. Notes		4.38	6/15/2028	3,400,000	[c]	3,414,875
Morgan Stanley, Sr. Unscd. Notes		4.00	7/23/2025	3,450,000		3,914,290
Morgan Stanley Capital I Trust, Ser. 2019-H7, Cl. A3		3.01	7/15/2052	6,825,000		7,542,315
Morgan Stanley Capital I Trust, Ser. 2019-L2, Cl. A3		3.81	3/15/2052	9,750,000		11,306,488

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 52.7% (continued)
Navient Private Education Refi Loan Trust, Ser. 2019-A, Cl. A1		3.03	1/15/2043	417,639	[c]	418,915
Northrop Grumman, Sr. Unscd. Notes		5.25	5/1/2050	14,025,000		20,255,472
NYT Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%		1.38	12/15/2035	7,500,000	[b,c]	7,445,464
Occidental Petroleum, Sr. Unscd. Notes		3.00	2/15/2027	3,480,000		2,715,096
Occidental Petroleum, Sr. Unscd. Notes		8.88	7/15/2030	6,700,000		6,708,375
O'Reilly Automotive, Sr. Unscd. Notes		4.20	4/1/2030	4,025,000		4,721,809
PayPal Holdings, Sr. Unscd. Notes		2.30	6/1/2030	4,235,000		4,410,539
PayPal Holdings, Sr. Unscd. Notes		2.40	10/1/2024	6,410,000		6,811,488
PepsiCo, Sr. Unscd. Notes		3.63	3/19/2050	21,700,000		26,464,854
Pfizer, Sr. Unscd. Notes		3.45	3/15/2029	1,400,000		1,636,757
Plains All American Pipeline, Sr. Unscd. Notes		3.55	12/15/2029	8,200,000		7,988,190
Pricoa Global Funding I, Scd. Notes		2.40	9/23/2024	5,575,000	[c]	5,908,127
Prologis, Sr. Unscd. Notes		2.13	4/15/2027	1,400,000		1,473,735
Prologis, Sr. Unscd. Notes		2.25	4/15/2030	4,535,000		4,780,319
Quicken Loans, Gtd. Notes		5.75	5/1/2025	7,390,000	[c]	7,573,974
Raytheon Technologies, Sr. Unscd. Bonds	EUR	2.15	5/18/2030	2,775,000		3,436,988
Raytheon Technologies, Sr. Unscd. Notes		4.13	11/16/2028	3,925,000		4,628,717
Republic Services, Sr. Unscd. Notes		2.50	8/15/2024	3,400,000		3,618,714
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/2024	1,610,000	[c]	1,618,300
Santander Retail Auto Lease Trust, Ser. 2019-B, Cl. C		2.77	8/21/2023	3,600,000	[c]	3,600,527
SBA Tower Trust, Scd. Notes		2.84	1/15/2025	8,030,000	[c]	8,306,159
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2		3.23	10/20/2024	2,800,000	[c]	2,784,531
SoFi Consumer Loan Program, Ser. 2016-3, Cl. A		3.05	12/26/2025	14,071	[c]	14,087
Southern California Edison, First Mortgage Bonds		2.85	8/1/2029	8,100,000		8,591,338
Southern California Edison, First Mortgage Bonds		3.65	2/1/2050	6,100,000	[d]	6,731,430
Southern Copper, Sr. Unscd. Notes		5.88	4/23/2045	2,510,000		3,250,704
Sprint Communications, Gtd. Notes		7.00	8/15/2020	1,455,000		1,463,337
Sprint Spectrum, Sr. Scd. Notes		4.74	3/20/2025	8,375,000	[c]	9,096,464
Starbucks, Sr. Unscd. Notes		2.55	11/15/2030	12,200,000		12,822,472
Starbucks, Sr. Unscd. Notes		3.50	11/15/2050	1,440,000		1,520,018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 52.7% (continued)
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	1.13	1/17/2035	17,117,384	[b,c]	17,070,422
Steel Dynamics, Sr. Unscd. Notes	2.40	6/15/2025	1,540,000		1,587,923
Steel Dynamics, Sr. Unscd. Notes	3.25	1/15/2031	1,925,000		1,960,601
Steel Dynamics, Sr. Unscd. Notes	3.45	4/15/2030	2,550,000		2,670,495
Sunoco Logistics Partners Operations, Gtd. Notes	4.00	10/1/2027	4,575,000		4,689,836
Targa Resources Partners, Gtd. Bonds	5.13	2/1/2025	1,705,000		1,646,374
Target, Sr. Unscd. Notes	2.65	9/15/2030	7,150,000		7,872,103
Tesla Auto Lease Trust, Ser. 2019-A, Cl. B	2.41	12/20/2022	13,400,000	[c]	13,597,783
The AES, Sr. Unscd. Notes	5.13	9/1/2027	485,000		504,393
The AES, Sr. Unscd. Notes	6.00	5/15/2026	1,985,000		2,078,919
The Boeing Company, Sr. Unscd. Notes	3.20	3/1/2029	1,280,000		1,266,982
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	15,050,000		16,823,245
The Estee Lauder Companies, Sr. Unscd. Notes	2.00	12/1/2024	425,000		448,159
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	3,025,000		3,243,762
The Goldman Sachs Group, Sr. Unscd. Notes	3.69	6/5/2028	4,200,000		4,706,957
The Home Depot, Sr. Unscd. Notes	2.70	4/15/2030	6,400,000		7,040,994
The Home Depot, Sr. Unscd. Notes	3.35	4/15/2050	14,325,000		16,415,785
The Sherwin-Williams Company, Sr. Unscd. Notes	2.30	5/15/2030	2,725,000		2,784,372
The Southern Company, Sr. Unscd. Notes	3.25	7/1/2026	7,725,000		8,567,530
The Walt Disney Company, Gtd. Notes	3.70	10/15/2025	2,600,000		2,939,814
The Walt Disney Company, Gtd. Notes	4.70	3/23/2050	13,800,000		18,075,003
T-Mobile USA, Gtd. Notes	4.75	2/1/2028	6,825,000		7,218,291
T-Mobile USA, Sr. Scd. Notes	3.50	4/15/2025	6,275,000	[c]	6,851,641
T-Mobile USA, Sr. Scd. Notes	3.75	4/15/2027	8,775,000	[c]	9,746,831
Tricon American Homes Trust, Ser. 2016-SFR1, Cl. A	2.59	11/17/2033	12,587,218	[c]	12,655,436
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	8,263,168	[c]	8,608,702
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A	2.75	3/17/2038	7,520,000	[c]	7,860,566
Truist Bank, Sub. Notes	3.63	9/16/2025	4,750,000		5,298,355
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	5,000,000		5,323,092

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
United States - 52.7% (continued)
U.S. Treasury Bonds	3.13	5/15/2048	9,180,000		12,862,578
United Rentals North America, Gtd. Notes	4.00	7/15/2030	5,175,000		5,011,806
UnitedHealth Group, Sr. Unscd. Notes	2.38	8/15/2024	4,310,000		4,588,919
UnitedHealth Group, Sr. Unscd. Notes	2.88	8/15/2029	2,155,000		2,407,254
VB-S1 Issuer, Ser. 2020-1A, CI. C2	3.03	6/15/2050	3,645,000	[c]	3,715,618
Verizon Communications, Sr. Unscd. Notes	3.15	3/22/2030	3,400,000		3,851,083
Verizon Communications, Sr. Unscd. Notes	4.00	3/22/2050	10,675,000		13,501,423
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	4,160,000		4,982,332
VICI Properties, Gtd. Notes	3.50	2/15/2025	966,000	[c]	910,305
Visa, Sr. Unscd. Notes	1.90	4/15/2027	11,325,000		11,854,761
Visa, Sr. Unscd. Notes	2.05	4/15/2030	2,990,000		3,140,947
VNDO Mortgage Trust, Ser. 2013-PENN, Cl. A	3.81	12/13/2029	10,400,000	[c]	10,419,551
Wells Fargo & Co., Sr. Unscd. Notes	3.00	4/22/2026	6,125,000		6,693,892
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C51, Cl. A4	3.31	6/15/2052	8,200,000		9,255,470
Wells Fargo Commercial Mortgage Trust, Ser. 2020-C56, CI. AS	3.11	6/15/2053	5,025,000		5,450,248
Western Midstream Operating, Sr. Unscd. Notes	3.10	2/1/2025	1,690,000		1,605,128
Western Midstream Operating, Sr. Unscd. Notes	4.05	2/1/2030	10,075,000	[d]	9,734,717
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	2,450,000		2,315,250
Western Midstream Operating, Sr. Unscd. Notes	4.65	7/1/2026	1,810,000		1,742,668
Westlake Automobile Receivables Trust, Ser. 2018-1A, Cl. C	2.92	5/15/2023	2,077,346	[c]	2,083,477
Westlake Automobile Receivables Trust, Ser. 2018-2A, Cl. C	3.50	1/16/2024	8,575,000	[c]	8,633,051
Xcel Energy, Sr. Unscd. Notes	3.50	12/1/2049	5,050,000		5,656,833
Federal National Mortgage Association:
3.00%, 1/1/2059			10,957,122	[f]	11,747,755
4.50%, 6/1/2051			6,268,708	[f]	6,980,491
Government National Mortgage Association II:
3.90%, 7/20/2062			54,094		55,450
3.98%, 1/20/2063			1,094,771		1,107,772
				1,545,247,900

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.5% (continued)
Uruguay - .1%
Uruguay, Sr. Unscd. Bonds	4.38	1/23/2031	1,850,000		2,167,414
Total Bonds and Notes (cost $2,643,775,173)			2,801,745,222
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - .0%
Put Options - .0%
Russian Ruble, Contracts 32,000,000 Citigroup (cost $309,936)	62.50	7/31/2020	32,000,000		1,805
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - 1.7%
U.S. Government Securities
U.S. Treasury Bills (cost $49,520,763)	0.08	7/30/2020	49,524,000	[g,h]	49,519,313
	1-Day Yield (%)		Shares
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $13,696,278)	0.22		13,696,278	[i]	13,696,278

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $47,905,110)	0.22	47,905,110	[i] 47,905,110
Total Investments (cost $2,755,207,260)		99.3%	2,912,867,728
Cash and Receivables (Net)		0.7%	20,776,173
Net Assets		100.0%	2,933,643,901

BBSW—Bank Bill Swap Rate

LIBOR—London Interbank Offered Rate

SOFRRATE—United States Secured Overnight Financing Rate

SONIO—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

SGD—Singapore Dollar

THB—Thai Baht

a Amount stated in U.S. Dollars unless otherwise noted above.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, these securities were valued at $836,526,411 or 28.51% of net assets.

d Security, or portion thereof, on loan. At June 30, 2020, the value of the fund’s securities on loan was $63,515,441 and the value of the collateral was $66,498,895, consisting of cash collateral of $47,905,110 and U.S. Government & Agency securities valued at $18,593,785.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Held by a counterparty for open exchange traded derivative contracts.

h Security is a discount security. Income is recognized through the accretion of discount.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	20.5
Commercial Mortgage Pass-Through Ctfs.	9.4
Banks	8.4
Energy	7.9
Asset-Backed Ctfs./Auto Receivables	6.1
Telecommunication Services	4.2
Utilities	4.1
Health Care	3.9
Diversified Financials	3.2
U.S. Government Agencies Mortgage-Backed	3.0
Retailing	2.8
Insurance	2.5
Collateralized Loan Obligations Debt	2.2
U.S. Treasury Securities	2.1
Investment Companies	2.1
Real Estate	1.9
Beverage Products	1.8
Aerospace & Defense	1.6
Collateralized Municipal-Backed Securities	1.6
Media	1.5
Asset-Backed Certificates	1.0
Supranational Bank	.8
Internet Software & Services	.7
Semiconductors & Semiconductor Equipment	.6
Consumer Discretionary	.6
Asset-Backed Ctfs./Credit Cards	.6
Commercial & Professional Services	.6
Metals & Mining	.5
Food Products	.4
Chemicals	.4
Information Technology	.3
Materials	.3
Building Materials	.3
Agriculture	.3
Automobiles & Components	.3
Industrial	.2
Advertising	.2
Technology Hardware & Equipment	.2
Consumer Staples	.1
Environmental Control	.1
Asset-Backed Ctfs./Student Loans	.0
Options Purchased	.0
99.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/19($)	Purchases($)†	Sales ($)	Value 6/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	86,672,157	809,460,551	(882,436,430)	13,696,278.5		167,905
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	14,976,500	388,771,100	(355,842,490)	47,905,110	1.6	-
Total	101,648,657	1,198,231,651	(1,238,278,920)	61,601,388	2.1	167,905

†  Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF FUTURES
June 30, 2020 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	2,084	9/15/2020	211,531,777[a]	213,982,732	2,450,955
Australian 3 Year Bond	765	9/15/2020	61,782,790[a]	61,798,960	16,170
Canadian 10 Year Bond	675	9/21/2020	76,212,253[a]	76,479,449	267,196
Euro BTP Italian Government Bond	245	9/8/2020	38,745,583[a]	39,604,049	858,466
Euro-Bobl	379	9/8/2020	57,228,858[a]	57,475,361	246,503
Japanese 10 Year Bond	320	9/14/2020	450,492,230[a]	450,326,464	(165,766)
Long Term French Government Future	1,048	9/8/2020	194,771,423[a]	197,395,804	2,624,381
Futures Short
Euro 30 Year Bond	19	9/8/2020	4,596,245[a]	4,695,376	(99,131)
Euro-Bond	1,474	9/8/2020	290,588,802[a]	292,324,004	(1,735,202)
Long Gilt	144	9/28/2020	24,530,442[a]	24,559,160	(28,718)
U.S. Treasury 10 Year Notes	33	9/21/2020	4,592,106	4,592,672	(566)
U.S. Treasury 5 Year Notes	31	9/30/2020	3,887,305	3,898,008	(10,703)
U.S. Treasury Long Bond	28	9/21/2020	4,986,682	4,999,750	(13,068)
U.S. Treasury Ultra Long Bond	1,521	9/21/2020	318,568,746	331,815,656	(13,246,910)
Ultra 10 Year U.S. Treasury Notes	119	9/21/2020	18,615,684	18,740,641	(124,957)
Gross Unrealized Appreciation				6,463,671
Gross Unrealized Depreciation				(15,425,021)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS June 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
United States Dollar	7,629,110	British Pound	6,150,000	7/31/2020	7,046
United States Dollar	2,567,742	Thai Baht	79,600,000	9/17/2020	(7,322)
Indian Rupee	1,103,190,000	United States Dollar	14,482,310	9/17/2020	15,559
Citigroup
United States Dollar	205,667,782	Euro	182,365,000	7/31/2020	638,460
United States Dollar	58,499,145	Australian Dollar	84,590,000	7/31/2020	112,589
Japanese Yen	913,900,000	United States Dollar	8,474,881	7/31/2020	(7,520)
United States Dollar	57,108,852	Japanese Yen	6,093,583,000	7/31/2020	651,292
United States Dollar	5,987,487	Singapore Dollar	8,340,000	9/17/2020	1,659
Swedish Krona	298,930,000	United States Dollar	32,206,156	7/31/2020	(113,355)
United States Dollar	50,533,031	Canadian Dollar	68,685,000	7/31/2020	(64,400)
Swiss Franc	19,020,000	United States Dollar	20,150,516	7/31/2020	(56,703)
United States Dollar	10,599,929	Swiss Franc	10,030,000	7/31/2020	3,665
Goldman Sachs
Canadian Dollar	17,940,000	United States Dollar	13,185,640	7/31/2020	30,024
HSBC
United States Dollar	50,565,347	Chinese Yuan Renminbi	357,765,000	9/17/2020	184,047
United States Dollar	3,335,763	Euro	2,968,447	7/1/2020	645
Indian Rupee	1,133,410,000	United States Dollar	14,882,936	9/17/2020	12,078
United States Dollar	24,741,759	British Pound	19,810,000	7/31/2020	190,037
New Zealand Dollar	37,095,000	United States Dollar	24,185,595	7/31/2020	(246,337)
Euro	2,970,000	United States Dollar	3,339,602	7/31/2020	(490)
United States Dollar	214,666,351	Euro	190,205,000	7/31/2020	822,674
Euro	8,092,950	United States Dollar	9,095,812	7/9/2020	(1,670)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
J.P. Morgan Securities
Norwegian Krone	320,690,000	United States Dollar	33,787,653	7/31/2020	(466,165)
Euro	5,750,000	United States Dollar	6,465,645	7/31/2020	(1,035)
United States Dollar	224,292,913	Euro	198,940,000	7/31/2020	628,650
United States Dollar	28,878,680	Thai Baht	892,640,000	9/17/2020	1,728
Russian Ruble	4,109,900,000	United States Dollar	58,558,096	9/17/2020	(1,327,697)
Morgan Stanley
United States Dollar	10,436,517	Malaysian Ringgit	44,470,000	9/17/2020	88,917
Polish Zloty	240,100,000	United States Dollar	61,069,285	9/17/2020	(366,452)
Mexican Peso	700,000,000	United States Dollar	30,976,056	9/17/2020	(834,736)
UBS Securities
United States Dollar	19,587,763	South Korean Won	23,266,345,000	9/17/2020	233,738
United States Dollar	13,207,276	Swiss Franc	12,500,000	7/31/2020	1,563
Gross Unrealized Appreciation					3,624,371
Gross Unrealized Depreciation					(3,493,882)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
June 30, 2020 (Unaudited)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized Appreciation ($)
GBP Fixed at 0.73	GBP - 6 Month GBP LIBOR	2/26/50	44,471,299	3,800,604
Gross Unrealized Appreciation				3,800,604

GBP—British Pound

See notes to financial statements.

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Sold Contracts:[2]
Markit CDX North America Investment Grade Index Series 34 Received Fixed Rate of 1.00 3 Month	6/20/25	28,500,000	326,346	(161,993)	488,339
Markit iTraxx Europe Senior Subordinate Financial Index Series 33 Received Fixed Rate of 1.00 3 Month	6/20/25	16,740,150	(531,734)	(1,128,607)	596,873
Markit CDX North America High Yield Index Series 34 Received Fixed Rate of 5.00 3 Month	6/20/25	81,035,000	(594,816)	(5,905,602)	5,310,786
Markit iTraxx Europe Senior Subordinate Financial Index Series 33 Received Fixed Rate of 1.00 3 Month	6/20/25	15,729,000	(499,616)	(715,841)	216,225
Gross Unrealized Appreciation				6,612,223

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $63,515,441)—Note 1(c):
Unaffiliated issuers	2,693,605,872	2,851,266,340
Affiliated issuers	61,601,388	61,601,388
Cash		102,819
Cash denominated in foreign currency	8,851,114	8,726,322
Receivable for investment securities sold		53,329,894
Cash collateral held by broker—Note 4		19,642,287
Dividends, interest and securities lending income receivable		16,352,026
Receivable for shares of Beneficial Interest subscribed		7,728,392
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,624,371
Receivable for futures variation margin—Note 4		1,523,124
Tax reclaim receivable		6,234
Prepaid expenses		126,860
		3,024,030,057
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,185,090
Liability for securities on loan—Note 1(c)		47,905,110
Payable for investment securities purchased		27,031,137
Payable for shares of Beneficial Interest redeemed		10,215,409
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		3,493,882
Payable for swap variation margin—Note 4		258,634
Trustees’ fees and expenses payable		57,292
Other accrued expenses		239,602
		90,386,156
Net Assets ($)		2,933,643,901
Composition of Net Assets ($):
Paid-in capital		2,791,535,579
Total distributable earnings (loss)		142,108,322
Net Assets ($)		2,933,643,901

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	86,229,278	52,129,879	2,509,443,325	285,841,419
Shares Outstanding	3,808,443	2,343,447	110,434,433	12,567,410
Net Asset Value Per Share ($)	22.64	22.24	22.72	22.74

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2020 (Unaudited)

Investment Income ($):
Income:
Interest (net of $43,062 foreign taxes withheld at source)	34,623,878
Dividends from affiliated issuers	164,579
Income from securities lending—Note 1(c)	96,001
Total Income	34,884,458
Expenses:
Investment advisory fee—Note 3(a)	6,018,911
Shareholder servicing costs—Note 3(c)	1,223,826
Custodian fees—Note 3(c)	217,606
Distribution fees—Note 3(b)	200,049
Trustees’ fees and expenses—Note 3(d)	147,518
Administration fee—Note 3(a)	100,498
Professional fees	97,456
Prospectus and shareholders’ reports	69,848
Registration fees	61,818
Loan commitment fees—Note 2	30,791
Chief Compliance Officer fees—Note 3(c)	8,595
Miscellaneous	59,061
Total Expenses	8,235,977
Investment Income—Net	26,648,481
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(25,750,076)
Net realized gain (loss) on options transactions	(3,185,685)
Net realized gain (loss) on futures	(74,722)
Net realized gain (loss) on swap agreements	(9,722,137)
Net realized gain (loss) on forward foreign currency exchange contracts	32,377,303
Capital gain distributions from affiliated issuers	3,326
Net Realized Gain (Loss)	(6,351,991)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	60,988,643
Net change in unrealized appreciation (depreciation) on options transactions	(1,223,677)
Net change in unrealized appreciation (depreciation) on futures	(8,190,471)
Net change in unrealized appreciation (depreciation) on swap agreements	10,416,917
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	14,721,900
Net Change in Unrealized Appreciation (Depreciation)	76,713,312
Net Realized and Unrealized Gain (Loss) on Investments	70,361,321
Net Increase in Net Assets Resulting from Operations	97,009,802

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations ($):
Investment income—net	26,648,481	59,108,256
Net realized gain (loss) on investments	(6,351,991)	8,208,760
Net change in unrealized appreciation (depreciation) on investments	76,713,312	186,531,309
Net Increase (Decrease) in Net Assets Resulting from Operations	97,009,802	253,848,325
Distributions ($):
Distributions to shareholders:
Class A	(175,321)	(384,041)
Class C	-	(131,275)
Class I	(8,284,190)	(13,524,679)
Class Y	(1,045,013)	(1,455,326)
Total Distributions	(9,504,524)	(15,495,321)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	24,412,700	40,180,378
Class C	1,491,369	6,083,588
Class I	440,810,037	928,678,011
Class Y	37,621,070	61,472,921
Distributions reinvested:
Class A	162,580	353,478
Class C	-	116,436
Class I	7,096,980	11,940,466
Class Y	958,826	1,313,504
Cost of shares redeemed:
Class A	(35,625,866)	(95,901,940)
Class C	(6,866,752)	(19,518,232)
Class I	(793,551,170)	(1,033,415,884)
Class Y	(48,675,694)	(55,421,094)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(372,165,920)	(154,118,368)
Total Increase (Decrease) in Net Assets	(284,660,642)	84,234,636
Net Assets ($):
Beginning of Period	3,218,304,543	3,134,069,907
End of Period	2,933,643,901	3,218,304,543

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,102,132	1,865,392
Shares issued for distributions reinvested	7,406	16,141
Shares redeemed	(1,620,872)	(4,441,407)
Net Increase (Decrease) in Shares Outstanding	(511,334)	(2,559,874)
Class C
Shares sold	68,890	287,377
Shares issued for distributions reinvested	-	5,403
Shares redeemed	(318,848)	(926,142)
Net Increase (Decrease) in Shares Outstanding	(249,958)	(633,362)
Class Ia
Shares sold	19,886,166	43,305,475
Shares issued for distributions reinvested	321,751	543,870
Shares redeemed	(36,274,020)	(48,330,110)
Net Increase (Decrease) in Shares Outstanding	(16,066,103)	(4,480,765)
Class Ya
Shares sold	1,697,822	2,864,428
Shares issued for distributions reinvested	43,445	59,705
Shares redeemed	(2,226,163)	(2,583,160)
Net Increase (Decrease) in Shares Outstanding	(484,896)	340,973

[a] During the period ended June 30, 2020, 5,011 Class A shares representing $109,375 were exchanged for 4,991 Class I shares. During the period ended December 31, 2019, 7,386 Class A shares representing $157,182 were exchanged for 7,366 Class I shares and 370 Class Y shares representing $7,643 were exchanged for 370 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	June 30, 2020	Year Ended December 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.90	20.35	21.35	21.03	21.03	21.69
Investment Operations:
Investment income—net[a]	.17	.35	.53	.38	.26	.37
Net realized and unrealized gain (loss) on investments	.61	1.29	(.77)	.47	.18	(.50)
Total from Investment Operations	.78	1.64	(.24)	.85	.44	(.13)
Distributions:
Dividends from investment income—net	(.04)	(.09)	(.76)	(.42)	(.32)	(.41)
Dividends from net realized gain on investments	-	-	-	(.11)	(.12)	(.12)
Total Distributions	(.04)	(.09)	(.76)	(.53)	(.44)	(.53)
Net asset value, end of period	22.64	21.90	20.35	21.35	21.03	21.03
Total Return (%)[b]	3.59[c]	8.06	(1.13)	4.04	2.12	(.61)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[d]	.78	.82	.84	.81	.82
Ratio of net investment income to average net assets	1.52[d]	1.62	2.50	1.87	1.20	1.68
Portfolio Turnover Rate	64.65[c,e]	157.34[e]	99.05	95.96	125.98	178.07
Net Assets, end of period ($ x 1,000)	86,229	94,609	139,986	175,020	326,654	264,829

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2020 and December 31, 2019 were 60.55% and 131.43%, respectively.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class C Shares	June 30, 2020	Year Ended December 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.56	20.14	21.22	20.94	20.95	21.63
Investment Operations:
Investment income—net[a]	.08	.18	.38	.24	.10	.21
Net realized and unrealized gain (loss) on investments	.60	1.29	(.78)	.45	.18	(.49)
Total from Investment Operations	.68	1.47	(.40)	.69	.28	(.28)
Distributions:
Dividends from investment income—net	-	(.05)	(.68)	(.30)	(.17)	(.28)
Dividends from net realized gain on investments	-	-	-	(.11)	(.12)	(.12)
Total Distributions	-	(.05)	(.68)	(.41)	(.29)	(.40)
Net asset value, end of period	22.24	21.56	20.14	21.22	20.94	20.95
Total Return (%)[b]	3.20[c]	7.25	(1.82)	3.29	1.37	(1.34)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.55[d]	1.53	1.54	1.56	1.55	1.55
Ratio of net investment income to average net assets	.77[d]	.85	1.80	1.15	.47	.95
Portfolio Turnover Rate	64.65[c,e]	157.34[e]	99.05	95.96	125.98	178.07
Net Assets, end of period ($ x 1,000)	52,130	55,903	65,001	78,980	98,626	77,460

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2020 and December 31, 2019 were 60.55% and 131.43%, respectively.

See notes to financial statements.

Six Months Ended
Class I Shares	June 30, 2020	Year Ended December 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.98	20.38	21.38	21.06	21.06	21.71
Investment Operations:
Investment income—net[a]	.20	.40	.60	.47	.32	.43
Net realized and unrealized gain (loss) on investments	.61	1.31	(.78)	.44	.18	(.48)
Total from Investment Operations	.81	1.71	(.18)	.91	.50	(.05)
Distributions:
Dividends from investment income—net	(.07)	(.11)	(.82)	(.48)	(.38)	(.48)
Dividends from net realized gain on investments	-	-	-	(.11)	(.12)	(.12)
Total Distributions	(.07)	(.11)	(.82)	(.59)	(.50)	(.60)
Net asset value, end of period	22.72	21.98	20.38	21.38	21.06	21.06
Total Return (%)	3.71[b]	8.33	(.79)	4.35	2.41	(.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[c]	.51	.52	.53	.52	.52
Ratio of net investment income to average net assets	1.79[c]	1.88	2.82	2.18	1.50	1.99
Portfolio Turnover Rate	64.65[b,d]	157.34[d]	99.05	95.96	125.98	178.07
Net Assets, end of period ($ x 1,000)	2,509,443	2,780,618	2,669,871	2,689,270	2,182,666	1,610,590

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2020 and December 31, 2019 were 60.55% and 131.43%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	June 30, 2020	Year Ended December 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.00	20.39	21.39	21.06	21.06	21.71
Investment Operations:
Investment income—net[a]	.20	.42	.61	.48	.33	.44
Net realized and unrealized gain (loss) on investments	.62	1.30	(.78)	.45	.18	(.49)
Total from Investment Operations	.82	1.72	(.17)	.93	.51	(.05)
Distributions:
Dividends from investment income—net	(.08)	(.11)	(.83)	(.49)	(.39)	(.48)
Dividends from net realized gain on investments	-	-	-	(.11)	(.12)	(.12)
Total Distributions	(.08)	(.11)	(.83)	(.60)	(.51)	(.60)
Net asset value, end of period	22.74	22.00	20.39	21.39	21.06	21.06
Total Return (%)	3.75[b]	8.39	(.75)	4.43	2.46	(.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.45[c]	.45	.45	.48	.46	.48
Ratio of net investment income to average net assets	1.86[c]	1.94	2.87	2.23	1.55	2.03
Portfolio Turnover Rate	64.65[b,d]	157.34[d]	99.05	95.96	125.98	178.07
Net Assets, end of period ($ x 1,000)	285,841	287,175	259,212	248,986	120,581	82,283

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2020 and December 31, 2019 were 60.55% and 131.43%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Fixed Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed	-	225,398,554	-	225,398,554
Collateralized Loan Obligations	-	64,832,878	-	64,832,878
Collateralized Municipal-Backed Securities	-	46,161,341	-	46,161,341
Commercial Mortgage-Backed	-	274,575,566	-	274,575,566
Corporate Bonds	-	1,486,922,010	-	1,486,922,010
Foreign Governmental	-	602,252,438	-	602,252,438
Investment Companies	61,601,388	-	-	61,601,388
U.S. Government Agencies Mortgage-Backed	-	88,739,857	-	88,739,857
U.S. Treasury Securities	-	62,381,891	-	62,381,891
Other Financial Instruments:
Futures††	6,463,671	-	-	6,463,671
Options Purchased	-	1,805	-	1,805
Forward Foreign Currency Exchange Contracts††	-	3,624,371	-	3,624,371
Swaps Agreements††	-	10,412,827	-	10,412,827
Liabilities ($)
Other Financial Instruments:
Futures††	(15,425,021)	-	-	(15,425,021)
Forward Foreign Currency Exchange Contracts††	-	(3,493,882)	-	(3,493,882)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2020, The Bank of New York Mellon earned $19,104 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of a CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLOs securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $24,337,039 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2019. The fund has $23,717,792 of short-term capital losses and $619,247 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was as follows: ordinary income $15,495,321. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-

investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $100,498 during the period ended June 30, 2020.

During the period ended June 30, 2020, the Distributor retained $774 from commissions earned on sales of the fund’s Class A shares and $3,227 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2020, Class C shares were charged $200,049 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

30, 2020, Class A and Class C shares were charged $110,604 and $66,683, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2020, the fund was charged $15,666 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2020, the fund was charged $217,606 pursuant to the custody agreement.

During the period ended June 30, 2020, the fund was charged $8,595 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $963,169, administration fees of $16,570, Distribution Plan fees of $32,404, Shareholder Services Plan fees of $28,475, custodian fees of $133,808, Chief Compliance Officer fees of $4,695 and transfer agency fees of $5,969.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts, and swap agreements, during the period ended June 30, 2020, amounted to $1,894,274,604 and $2,215,400,059, respectively, of which $120,092,547 in purchases and $120,184,200 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2020 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At June 30, 2020, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swap against default. Interest rate swaps open at June 30, 2020 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at June 30, 2020 are set forth in the Statement of Swap Agreements.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of June 30, 2020 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	10,264,275	[1,2]	Interest rate risk	(15,425,021)	[1]
Foreign exchange risk	3,626,176	[3,4]	Foreign exchange risk	(3,493,882)	[4]
Credit risk	6,612,223	[2]	Credit risk	-
Gross fair value of derivative contracts	20,502,674			(18,918,903)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2] Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the tatement of Assets and Liabilities.

[3] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended June 30, 2020 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(74,722)		403,144		-		6,086,908		6,415,330
Foreign exchange	-		(3,588,829)		32,377,303		-		28,788,474
Credit	-		-		-		(15,809,045)		(15,809,045)
Total	(74,722)		(3,185,685)		32,377,303		(9,722,137)		19,394,759

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(8,190,471)		(72,776)		-		5,649,805		(2,613,442)
Foreign exchange	-		(1,150,901)		14,721,900		-		13,570,999
Credit	-		-		-		4,767,112		4,767,112
Total	(8,190,471)		(1,223,677)		14,721,900		10,416,917		15,724,669

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net change in unrealized appreciation (depreciation) on futures.
[6] Net change in unrealized appreciation (depreciation) on options transactions.
[7] Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	6,463,671	(15,425,021)
Options	1,805	-
Forward contracts	3,624,371	(3,493,882)
Swaps	10,412,827	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	20,502,674	(18,918,903)
Derivatives not subject to
Master Agreements	(16,876,498)	15,425,021
Total gross amount of assets
and liabilities subject to
Master Agreements	3,626,176	(3,493,882)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2020:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	22,605		(7,322)	(15,283)		-
Citigroup	1,409,470		(241,978)	(1,167,492)		-
Goldman Sachs	30,024		-	-		30,024
HSBC	1,209,481		(248,497)	(960,984)		-
J.P. Morgan Securities	630,378		(630,378)	-		-
Morgan Stanley	88,917		(88,917)	-		-
UBS Securities	235,301		-	(235,301)		-
Total	3,626,176		(1,217,092)	(2,379,060)		30,024

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(7,322)		7,322	-		-
Citigroup	(241,978)		241,978	-		-
HSBC	(248,497)		248,497	-		-
J.P. Morgan Securities	(1,794,897)		630,378	1,164,519		-
Morgan Stanley	(1,201,188)		88,917	1,112,271		-
Total	(3,493,882)		1,217,092	2,276,790		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2020:

Average Market Value ($)
Interest rate futures	1,695,262,778
Interest rate options contracts	221,174
Foreign currency options contracts	886,682
Forward contracts	1,570,451,155

The following summarizes the average notional value of swap agreements outstanding during the period ended June 30, 2020:

Average Notional Value ($)
Interest rate swap agreements	356,211,046
Credit default swap agreements	112,607,666

At June 30, 2020, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $159,242,434, consisting of $192,957,812 gross unrealized appreciation and $33,715,378 gross unrealized depreciation.

At June 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, SUB–INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 26-27, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional global income and international income funds (the “Performance Group”) and with a broader group of retail and institutional global income funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional global income and international income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the three-year period when it was above the Performance Group median, and above the Performance Universe median for all periods except the three- and four-year periods when it was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median (not ranking below the third quartile in any time period (in the case of Performance Group rankings, for the periods in which there were sufficient funds to calculate quartiles)). It was noted that there were only three other funds in the Performance Group in the one- and two-year periods and only one other fund in the other periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median (lowest in the Expense Group) and the fund’s actual management fee and total expenses were lower than the Expense Group medians and the Expense Universe medians (lowest actual management fee and total expenses in the Expense Group).

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, SUB–INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

For More Information

BNY Mellon Global Fixed Income Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DHGAX Class C: DHGCX Class I: SDGIX Class Y: DSDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6940SA0620

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      August 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      August 21, 2020

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      August 20, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)